Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:	M. Keith Waddell Vice Chairman, President and Chief Financial Officer (650) 234-6000

ROBERT HALF REPORTS THIRD-QUARTER FINANCIAL RESULTS

MENLO PARK, Calif., October 22, 2013 — Robert Half International Inc. (NYSE symbol: RHI) today reported revenues and earnings for the third quarter ended September 30, 2013.

For the quarter ended September 30, 2013, net income was $66.4 million, or $.48 per share, on revenues of $1.08 billion. Net income for the prior year’s third quarter was $57.7 million, or $.41 per share, on revenues of $1.03 billion.

For the nine months ended September 30, 2013, net income was $185.3 million, or $1.35 per share, on revenues of $3.16 billion. For the nine months ended September 30, 2012, net income was $151.3 million, or $1.08 per share, on revenues of $3.08 billion.

“Demand for our professional staffing and consulting services remained strong in the third quarter, led by Protiviti and our technology and permanent placement staffing divisions, particularly in the United States,” said Harold M. Messmer, Jr., chairman and CEO of Robert Half. “For the 14th consecutive quarter, the company grew net income and earnings per share in excess of 15 percent on a year-over-year basis.”

Messmer added, “We also were pleased with the company’s return on equity of 30 percent for the quarter, which was accomplished with essentially no financial leverage.”

Robert Half management will conduct a conference call today at 5 p.m. EDT. The dial-in number is 877-814-0475 (+1-706-643-9224 outside the United States). The password to access the call is “Robert Half.” A taped recording of this call will be available for replay beginning at approximately 8 p.m. EDT today and ending at 8 p.m. EDT on November 22. The dial-in number for the replay is 855-859-2056 (+1-404-537-3406 outside the United States). To access the replay, enter conference ID# 64065478. The conference call also will be archived in audio format on the company’s website at www.roberthalf.com.

Founded in 1948, Robert Half, the world’s first and largest specialized staffing firm, is a recognized leader in professional consulting and staffing services, and is the parent company of Protiviti®, a global consulting and internal audit firm composed of experts in risk, advisory and transaction services. The company’s specialized staffing divisions include Accountemps®, Robert Half® Finance & Accounting and Robert Half® Management Resources, for temporary, full-time and senior-level project professionals, respectively, in the fields of accounting and finance; OfficeTeam®, for highly skilled temporary administrative support personnel; Robert Half® Technology, for information technology professionals; Robert Half® Legal, for legal personnel; and The Creative Group®, for interactive, design, marketing, advertising and public relations professionals. Robert Half has staffing and consulting operations in more than 400 locations worldwide.

Certain information contained in this press release may be deemed forward-looking statements regarding events and financial trends that may affect the company’s future operating results or financial positions. These statements may be identified by words such as “estimate”, “forecast”, “project”, “plan”, “intend”, “believe”, “expect”, “anticipate”, or variations or negatives thereof, or by similar or comparable words or phrases. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the statements.

These risks and uncertainties include, but are not limited to, the following: the global financial and economic situation; changes in levels of unemployment and other economic conditions in the United States or foreign countries where the company does business, or in particular regions or industries; reduction in the supply of candidates for temporary employment or the company’s ability to attract candidates; the entry of new competitors into the marketplace or expansion by existing competitors; the ability of the company to maintain existing client relationships and attract new clients in the context of changing economic or competitive conditions; the impact of competitive pressures, including any change in the demand for the company’s services, on the company’s ability to maintain its margins; the possibility of the company incurring liability for its activities, including the activities of its temporary employees, or for events impacting its temporary employees on clients’ premises; the possibility that adverse publicity could impact the company’s ability to attract and retain clients and candidates; the success of the company in attracting, training, and retaining qualified management personnel and other staff employees; the company’s ability to comply with governmental regulations affecting personnel services businesses in particular or employer/employee relationships in general; whether there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; the company’s reliance on short-term contracts for a significant percentage of its business; litigation relating to prior or current transactions or activities, including litigation that may be disclosed from time to time in the company’s SEC filings; the ability of the company to manage its international operations and comply with foreign laws and regulations; the impact of fluctuations in foreign currency exchange rates; the possibility that the additional costs the company will incur as a result of healthcare reform legislation may adversely affect the company’s profit margins or the demand for the company’s services; the possibility that the company’s computer and communications hardware and software systems could be damaged or their service interrupted; and the possibility that the company may fail to maintain adequate financial and management controls and as a result suffer errors in its financial reporting.

Additionally, with respect to Protiviti, other risks and uncertainties include the fact that future success will depend on its ability to retain employees and attract clients; there can be no assurance that there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; failure to produce projected revenues could adversely affect financial results; and there is the possibility of involvement in litigation relating to prior or current transactions or activities.

Because long-term contracts are not a significant part of the company’s business, future results cannot be reliably predicted by considering past trends or extrapolating past results. The company undertakes no obligation to update information contained in this release.

A copy of this release is available at www.roberthalf.com/investor-center.

ATTACHED:	Summary of Operations Supplemental Financial Information Non-GAAP Financial Measures

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES

SUMMARY OF OPERATIONS

(in thousands, except per share amounts)

	Quarter Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
	(Unaudited)		(Unaudited)
Net service revenues	$1,075,119	$1,033,173	$3,162,031	$3,077,000
Direct costs of services	637,641	617,924	1,882,155	1,844,365

Gross margin	437,478	415,249	1,279,876	1,232,635
Selling, general and administrative expenses	333,565	321,030	985,664	986,312
Amortization of intangible assets	433	100	1,300	187
Interest income	(233)	(348)	(773)	(867)

Income before income taxes	103,713	94,467	293,685	247,003
Provision for income taxes	37,355	36,807	108,375	95,680

Net income	$66,358	$57,660	$185,310	$151,323

Net income available to common stockholders - diluted	$66,358	$57,383	$185,307	$150,551

Diluted net income per share	$.48	$.41	$1.35	$1.08
Shares:
Basic	135,727	137,918	136,469	138,627
Diluted	137,241	139,141	137,759	139,735

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL INFORMATION

(in thousands)

	Quarter Ended September 30,				Nine Months Ended September 30,
	2013		2012		2013		2012
	(Unaudited)				(Unaudited)
REVENUES:
Accountemps	$378,117	35.2%	$381,288	36.9%	$1,133,246	35.8%	$1,147,706	37.3%
OfficeTeam	208,360	19.4%	203,244	19.7%	617,680	19.5%	606,473	19.7%
Robert Half Technology	135,275	12.6%	121,028	11.7%	388,027	12.3%	356,241	11.6%
Robert Half Management Resources	126,134	11.7%	126,362	12.2%	374,424	11.9%	380,167	12.4%
Robert Half Finance & Accounting	88,222	8.2%	81,757	7.9%	261,946	8.3%	253,760	8.2%
Protiviti	139,011	12.9%	119,494	11.6%	386,708	12.2%	332,653	10.8%

Total	$1,075,119	100.0%	$1,033,173	100.0%	$3,162,031	100.0%	$3,077,000	100.0%

GROSS MARGIN:
Temporary and consultant staffing	$306,950	36.2%	$301,418	36.2%	$908,284	36.1%	$893,990	35.9%
Permanent placement staffing	88,178	100.0%	81,714	99.9%	261,836	100.0%	253,658	100.0%
Risk consulting and internal audit services	42,350	30.5%	32,117	26.9%	109,756	28.4%	84,987	25.5%

Total	$437,478	40.7%	$415,249	40.2%	$1,279,876	40.5%	$1,232,635	40.1%

OPERATING INCOME:
Temporary and consultant staffing	$76,532	9.0%	$75,832	9.1%	$226,293	9.0%	$196,654	7.9%
Permanent placement staffing	13,691	15.5%	12,538	15.3%	41,753	15.9%	44,162	17.4%
Risk consulting and internal audit services	13,690	9.8%	5,849	4.9%	26,166	6.8%	5,507	1.7%

Total	$103,913	9.7%	$94,219	9.1%	$294,212	9.3%	$246,323	8.0%

SELECTED CASH FLOW INFORMATION:
Amortization of intangible assets	$433		$100		$1,300		$187
Depreciation expense	$11,669		$12,043		$34,995		$36,323
Capital expenditures	$11,764		$11,605		$30,868		$35,816
Open market repurchases of common stock (shares)	753		999		2,779		3,502

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL INFORMATION

(in thousands)

	September 30,
	2013	2012
	(Unaudited)
SELECTED BALANCE SHEET INFORMATION:
Cash and cash equivalents	$279,747	$289,428
Accounts receivable, less allowances	$566,077	$556,590
Total assets	$1,474,704	$1,406,707
Current liabilities	$551,928	$532,642
Notes payable and other indebtedness, less current portion	$1,333	$1,458
Total stockholders’ equity	$898,784	$835,872

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES

NON-GAAP FINANCIAL MEASURES

The financial results of Robert Half International Inc. (the “Company”) are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the U.S. Securities and Exchange Commission (“SEC”). To help readers understand the Company’s financial performance, the Company supplements its GAAP financial results with revenue growth rates derived from non-GAAP revenue amounts.

Variations in the Company’s financial results include the impact of changes in foreign currency exchange rates and billing days. The Company provides “same billing days and constant currency” revenue growth calculations to remove the impact of these items. These calculations show the year-over-year revenue growth rates for the Company’s staffing lines of business on both a reported basis and also on a same-day, constant-currency basis for global, U.S. and international operations. This information is presented for each of the five most recent quarters. The Company has provided this data because management believes it better reflects the Company’s actual revenue growth rates and aids in evaluating revenue trends over time. The Company expresses year-over-year revenue changes as calculated percentages using the same number of billing days and constant currency exchange rates.

The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies may calculate such financial results differently. The Company’s non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to actual revenue growth derived from revenue amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is provided on the following pages.

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES

NON-GAAP FINANCIAL MEASURES

STAFFING REVENUE GROWTH RATES (%) (UNAUDITED):

	Year-Over-Year Growth Rates (As Reported)					Non-GAAP Year-Over-Year Growth Rates (Same Billing Days and Constant Currency)
	2012		2013			2012		2013
	Q3	Q4	Q1	Q2	Q3	Q3	Q4	Q1	Q2	Q3
Global
Accountemps	4.1	4.2	-2.3	-0.7	-0.8	7.1	2.8	0.2	-1.3	-2.0
OfficeTeam	3.6	6.4	0.6	2.4	2.5	7.3	5.2	3.1	1.6	0.8
RH Technology	6.3	6.4	4.6	10.2	11.8	8.0	4.6	7.4	9.5	10.8
RH Management Resources	6.9	8.0	-3.1	-1.2	-0.2	11.5	6.7	-0.3	-1.5	-0.9

Temporary and consultant staffing	4.7	5.6	-0.8	1.6	1.9	7.9	4.2	1.8	0.9	0.7
Permanent placement staffing	3.4	7.5	0.6	1.4	7.9	8.0	6.5	4.0	1.2	7.9

Total	4.6	5.8	-0.6	1.6	2.5	7.9	4.4	2.0	1.0	1.3

United States
Temporary and consultant staffing	10.0	9.1	2.9	4.0	4.5	11.4	7.4	5.5	3.3	3.3
Permanent placement staffing	15.2	16.9	14.9	10.3	13.8	16.7	15.0	17.8	9.6	12.5

Total	10.4	9.6	3.7	4.5	5.2	11.8	7.9	6.3	3.8	4.0

International
Temporary and consultant staffing	-8.7	-3.8	-10.7	-5.8	-5.9	-0.8	-4.4	-8.2	-6.2	-7.2
Permanent placement staffing	-10.2	-4.1	-16.6	-10.8	-0.8	-1.9	-3.9	-12.7	-10.1	1.0

Total	-8.9	-3.8	-11.6	-6.5	-5.2	-1.0	-4.4	-8.8	-6.8	-6.0

The non-GAAP financial measures included in the table above adjust for the following items:

Foreign Currency Translation. The “As Reported” revenue growth rates are based upon reported revenues, which include the impact of changes in foreign currency exchange rates. In order to calculate “Constant Currency” revenue growth rates, as-reported amounts are retranslated using foreign exchange rates from the prior year’s comparable period.

Billing Days. The “As Reported” revenue growth rates are based upon reported revenues. Management calculates a global, weighted-average number of billing days for each reporting period based upon input from all countries and all Staffing lines of business. In order to remove the fluctuations caused by comparable periods having different billing days, the company calculates “same billing day” revenue growth rates by dividing each comparative period’s reported revenues by the calculated number of billing days for that period, to arrive at a “per billing day” amount. The “same billing day” growth rates are then calculated based upon the “per billing day” amounts.

The term “same billing days and constant currency” means that the impact of different billing days has been removed from constant currency calculation. A reconciliation of the non-GAAP year-over-year revenue growth rates to the “As Reported” year-over-year revenue growth rates is included herein on Pages 8-9.

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES

NON-GAAP FINANCIAL MEASURES

STAFFING REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Staffing Revenue Growth – GLOBAL

	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013
Accountemps
As Reported	4.1	4.2	-2.3	-0.7	-0.8
Billing Days Impact	1.3	-1.6	2.5	-0.6	-1.1
Currency Impact	1.7	0.2	0.0	0.0	-0.1

Same Billing Days and Constant Currency	7.1	2.8	0.2	-1.3	-2.0

OfficeTeam
As Reported	3.6	6.4	0.6	2.4	2.5
Billing Days Impact	1.3	-1.7	2.5	-0.7	-1.2
Currency Impact	2.4	0.5	0.0	-0.1	-0.5

Same Billing Days and Constant Currency	7.3	5.2	3.1	1.6	0.8

Robert Half Technology
As Reported	6.3	6.4	4.6	10.2	11.8
Billing Days Impact	1.3	-1.7	2.7	-0.8	-1.4
Currency Impact	0.4	-0.1	0.1	0.1	0.4

Same Billing Days and Constant Currency	8.0	4.6	7.4	9.5	10.8

Robert Half Management Resources
As Reported	6.9	8.0	-3.1	-1.2	-0.2
Billing Days Impact	1.4	-1.7	2.4	-0.8	-1.1
Currency Impact	3.2	0.4	0.4	0.5	0.4

Same Billing Days and Constant Currency	11.5	6.7	-0.3	-1.5	-0.9

Temporary and consultant staffing
As Reported	4.7	5.6	-0.8	1.6	1.9
Billing Days Impact	1.3	-1.6	2.5	-0.8	-1.2
Currency Impact	1.9	0.2	0.1	0.1	0.0

Same Billing Days and Constant Currency	7.9	4.2	1.8	0.9	0.7

Permanent placement staffing
As Reported	3.4	7.5	0.6	1.4	7.9
Billing Days Impact	1.3	-1.7	2.6	-0.7	-1.2
Currency Impact	3.3	0.7	0.8	0.5	1.2

Same Billing Days and Constant Currency	8.0	6.5	4.0	1.2	7.9

Total
As Reported	4.6	5.8	-0.6	1.6	2.5
Billing Days Impact	1.3	-1.7	2.5	-0.7	-1.3
Currency Impact	2.0	0.3	0.1	0.1	0.1

Same Billing Days and Constant Currency	7.9	4.4	2.0	1.0	1.3

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES

NON-GAAP FINANCIAL MEASURES

STAFFING REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Staffing Revenue Growth – UNITED STATES

	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013
Temporary and consultant staffing
As Reported	10.0	9.1	2.9	4.0	4.5
Billing Days Impact	1.4	-1.7	2.6	-0.7	-1.2
Currency Impact	—	—	—	—	—

Same Billing Days and Constant Currency	11.4	7.4	5.5	3.3	3.3

Permanent placement staffing
As Reported	15.2	16.9	14.9	10.3	13.8
Billing Days Impact	1.5	-1.9	2.9	-0.7	-1.3
Currency Impact	—	—	—	—	—

Same Billing Days and Constant Currency	16.7	15.0	17.8	9.6	12.5

Total
As Reported	10.4	9.6	3.7	4.5	5.2
Billing Days Impact	1.4	-1.7	2.6	-0.7	-1.2
Currency Impact	—	—	—	—	—

Same Billing Days and Constant Currency	11.8	7.9	6.3	3.8	4.0

Year-Over-Year Staffing Revenue Growth – INTERNATIONAL

	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013
Temporary and consultant staffing
As Reported	-8.7	-3.8	-10.7	-5.8	-5.9
Billing Days Impact	1.2	-1.5	2.2	-0.7	-1.2
Currency Impact	6.7	0.9	0.3	0.3	-0.1

Same Billing Days and Constant Currency	-0.8	-4.4	-8.2	-6.2	-7.2

Permanent placement staffing
As Reported	-10.2	-4.1	-16.6	-10.8	-0.8
Billing Days Impact	1.3	-1.4	2.1	-0.6	-1.2
Currency Impact	7.0	1.6	1.8	1.3	3.0

Same Billing Days and Constant Currency	-1.9	-3.9	-12.7	-10.1	1.0

Total
As Reported	-8.9	-3.8	-11.6	-6.5	-5.2
Billing Days Impact	1.1	-1.6	2.3	-0.7	-1.1
Currency Impact	6.8	1.0	0.5	0.4	0.3

Same Billing Days and Constant Currency	-1.0	-4.4	-8.8	-6.8	-6.0